Tortoise North American Energy Corp.

Yield

Growth

Quality

2007 3rd Quarter Report

August 31, 2007

...Steady Wins™

TYN
LISTED
NYSE

Company at a Glance
Tortoise North American Energy Corp. is a non-diversified closed-end investment company investing primarily in equity securities of Canadian Royalty and Income Trusts (RITs) and United States Master Limited Partnerships (MLPs) with diversified exposure to the growing and physically integrated North American energy markets. Energy infrastructure RITs and MLPs are engaged in the transportation, processing, distribution, storage and/or marketing of natural gas liquids such as propane, electricity, coal, crude oil or refined petroleum products or exploring, developing, managing or producing such commodities.
Investment Goals: Yield, Growth and Quality
We seek a high level of total return with an emphasis on current dividends paid to stockholders.
In seeking to achieve yield, we target distributions to our stockholders that are roughly equal to the underlying yield on a direct investment in MLPs and RITs. In order to accomplish this, we maintain our strategy of investing primarily in energy infrastructure companies with attractive current yields and growth potential.
Tortoise North America achieves dividend growth as revenues of our underlying companies grow with the economy, with the population and through rate increases. This revenue growth leads to increased operating profits, and when combined with internal expansion projects and acquisitions, is expected to provide attractive growth in distributions to Tortoise North America.
We seek to achieve quality by investing in companies operating infrastructure assets that are critical to the North American economy. Often these assets would be difficult to replicate. We also back experienced management teams with successful track records. By investing in Tortoise North America, our stockholders have access to a portfolio that is diversified through geographic regions and across product lines, including natural gas, natural gas liquids, crude oil and refined products.
About Canadian Royalty and Income Trusts (RITs)
RITs are trust units that generally trade on public Canadian stock exchanges such as the Toronto Stock Exchange, and may also trade on public U.S. stock exchanges. In some cases, a RIT may have two classes of trust units: one class which may be owned by Canadian residents; and the other class which may be held by either residents or non-residents of Canada. There are more than 60 energy RITs.
About U.S. Master Limited Partnerships (MLPs)
MLPs are limited partnerships whose units trade on public exchanges such as the New York Stock Exchange (NYSE), the American Stock Exchange (AMEX) and the NASDAQ. Buying MLP units makes an investor a limited partner in the MLP. There are currently more than 60 MLPs in the market, mostly in industries related to energy and natural resources. Tortoise North America invests primarily in MLPs in the energy infrastructure sector. Energy infrastructure MLPs are engaged in the transportation, storage and processing of crude oil, natural gas and refined products from production points to the end users.
Tortoise North America Investment Features
Tortoise North America seeks to provide stockholders with an efficient alternative for investing in a portfolio of RITs and MLPs. Tortoise North America offers investors the opportunity to receive an attractive dividend return with a low return correlation to stocks and bonds.
Additional features of Tortoise North America include:
•     One Form 1099 per stockholder at the end of the year, rather than a Canadian NR4 information slip or multiple K-1s and multiple state filings for individual partnership investments;
•     A professional management team, with nearly 100 years combined investment experience;
•     The ability to access investment grade credit markets to enhance the dividend rate; and
•     U.S. income tax credit for taxes withheld in Canada.

October 26, 2007
Dear Fellow Stockholders,
Tortoise North American Energy Corp. (Tortoise North America) faced a challenging third quarter with respect to stock valuation, despite healthy distribution increases reported by our portfolio companies. Our stock price declined from a record closing high of $27.95 on June 05, 2007 to $24.97 on Aug. 31, 2007. However, for the nine month period ended Aug. 31, 2007, an investment in Tortoise North America returned 16.3 percent based on market value, including the reinvestment of dividends. We attribute the weak performance during the quarter to technical pressures around a broad U.S. market sell-off related to subprime mortgage and credit market concerns. These conditions impacted many yield products including Canadian royalty income trusts, U.S. MLPs and closed-end funds. Additionally, the auction rate market faced higher rates which further impacted our stock price performance. Despite these recent events, we remain optimistic that the energy infrastructure sector offers attractive investment opportunities for patient investors.
Tortoise North America's net asset value decreased from $29.56 on May 31, 2007 to $26.94 on Aug. 31, 2007. This change reflects the weak Canadian and U.S. investment performance offsetting the positive valuation impact of a strengthening Canadian dollar.
On Aug. 13, 2007, we declared a quarterly dividend of $0.365 per share and reported an expected foreign tax credit of $0.05 per share for the third quarter. This is a 9 percent increase over the dividend paid in the same quarter of the prior year, and a 1.4 percent increase over the dividend paid in the prior quarter. This equates to an annualized cash dividend of $1.46 or a yield of 5.8 percent compared to a $1.66 pre-tax equivalent or 6.6 percent yield including the expected foreign source tax credit at quarter end. As of today, Tortoise North America's annualized yield was 5.9 percent or a 6.7 percent yield including the expected foreign source tax credit. This incremental yield, inclusive of the tax credit, illustrates the attractive tax-advantaged feature of Tortoise North America.
As of Aug. 31, 2007, 41.9 percent of our investment portfolio was invested in Canadian royalty and income trusts, and 8.8 percent was invested in other foreign investments. The remaining portfolio was in U.S. MLPs and other U.S. energy infrastructure investments.
2007 3rd Quarter Report     1

Market Outlook
Canadian Royalty and Income Trusts
Concerns associated with lower natural gas prices negatively impacted Canadian royalty and income trusts. The S&P/TSX Capped Energy Trust index was down -8.4 percent for the period reflecting these concerns. Despite passage of the Canadian government's Tax Fairness Plan, which imposes a 35 percent tax rate effective January 2011, energy infrastructure income trusts have continued to record solid results. Three infrastructure income trusts have increased their distribution since Oct. 31, 2006.
Natural Gas Infrastructure
Natural gas imported into the U.S. from Canada fell during the period due to lower production volumes in Canada. Natural gas drilling activity in Canada, measured by the number of active rigs, has declined due to high service costs and lower natural gas prices; however, in our view, Canada offers the most secure source of natural gas supply to fill U.S. domestic demand shortfall. Therefore, we believe the demand outlook for Canadian natural gas and related infrastructure remains positive. The assets owned by the trusts that we have invested in are strategically located on the western side of the Western Canadian Sedimentary Basin where drilling of deeper natural gas wells has not been as materially impacted. Also, the fee based contract structure of the natural gas infrastructure trusts minimizes their exposure to lower natural gas prices.
Crude Oil Infrastructure
With Canada possessing over 179 billion barrels of crude oil reserves (2nd largest in the world), and over $100 billion expected to be invested in oil sands development, the volumes of crude oil flowing from Canada to the U.S. is expected to substantially increase. Crude oil infrastructure trusts in which we are invested are constructing pipelines to accommodate additional volumes as well as building and expanding pipelines and storage facilities to transport products which dilute the thick oil in its early stage of refinement.
Regulatory Concerns
In October, the Premier of the Province of Alberta announced a New Royalty Framework beginning in 2009. The framework substantially increases the royalty rate charged to oil sands producers. The framework also raises the rate charged to conventional oil and natural gas producers, but to a lesser extent. The flow of crude oil and natural gas to the U.S. may be impacted as a result of this new royalty.
2     Tortoise North American Energy Corp.

U.S. Master Limited Partnerships
The S&P MLP Index was down -7.3 percent for the quarter ended Aug. 31, 2007. However, year-to-date through Aug. 31, 2007, the S&P MLP Index total return was 9.9 percent, comparing favorably to the FTSE NAREIT Equity REIT Index return of 6.6 percent, the Dow Jones Utility Average Index return of 8.3 percent, and the S&P 500 Index return of 5.2 percent. In our view, the recent sector weakness provides an attractive investment value for long-term investors.
Industry analysts have postulated that recent selling pressure in the MLP sector was caused by institutional investors exiting positions either as a function of margin calls or redemptions. As a result, there has been less capital flowing to the direct placement market. As an active participant in direct placements, we believe MLP issuers appreciate our patient, long-term commitment to sector growth.
Our Leverage
The auction rate market where Tortoise North America and other closed end funds borrow, faced adverse conditions during the quarter. We believe the liquidity needs of institutional and corporate auction rate investors, caused in part by conditions in the subprime mortgage market, created a decline in investor demand for auction rate investments. Our auction rate notes and preferred shares have historically reset with interest rate terms at or near 1-Month LIBOR (the London Interbank Offered Rate). In late August, the spreads between the rate resets and 1-month LIBOR began to widen. In early October, these spreads have narrowed partly because, unlike the investors in subprime mortgages who are experiencing increasing default rates, our underlying investments have generally reported distribution increases and favorable economic trends.
We attempt to hedge interest rate exposure associated with changes in short-term LIBOR. However, effective hedges are not available with respect to the spread of our auction rates above or below LIBOR.
In the short-term, we expect our exposure to widening LIBOR spreads to impact our ability to grow our annualized dividends at historical rates. However, if our spreads to LIBOR revert to their historical norm, then the growth we expect from our underlying holdings will quickly outpace the impact of the current auction rate increases and allow us to resume our strategy of steadily growing dividends.
Our leverage ratio as of Aug. 31, 2007 was 33.1 percent of total assets, equal to our long-term goal of 33 percent. Leverage will continue to be a critical component of our investment strategy as long as we believe that leverage will serve the best interests of our stockholders. The principal factor in making this determination is whether the potential total return is likely to exceed the cost of leverage.
2007 3rd Quarter Report     3

In Closing
In our view, the fundamental thesis for Canadian royalty and income trusts and U.S. MLPs remains intact. We expect organic growth and acquisition opportunities to remain strong which should lead to continued distribution growth. We believe the quality and growth prospects of midstream energy infrastructure companies remain as strong as ever, producing handsome current yields with relatively low risk.
Thank you for your investment in Tortoise North America.
Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.

H. Kevin Birzer	Zachary A. Hamel	Kenneth P. Malvey

Terry Matlack	David J. Schulte
...Steady Wins™
4     Tortoise North American Energy Corp.

Summary Financial Information (Unaudited)
Nine Months Ended August 31, 2007
Market value per share	$24.97
Net asset value per share	26.94
Total net assets	124,255,211
Net unrealized appreciation of investments	14,538,034
Net investment income	2,320,897
Total realized gain	3,666,071
Total return (based on market value)(1)	16.32%
Net operating expenses before leverage costs
as a percent of average total assets (2)	1.09%
Distributable cash flow as a percent of average net assets(3)	5.45%
(1)   See footnote 4 to the Financial Highlights on page 22 for further disclosure.
(2)   Annualized. Represents expenses after fee reimbursement.
(3)   Annualized. See Key Financial Data which illustrates the calculation of distributable cash flow.
Allocation of Portfolio Assets August 31, 2007 (Unaudited) (Percentages based on total investment portfolio)
Allocation of Portfolio Assets by Country
Industry	Canada	United States	Foreign	Market Value
Crude/Refined Products Pipelines	$14,171,662	$55,123,706	$—	$69,295,368
Natural Gas Gathering/Processing	38,355,955	—	—	38,355,955
Natural Gas/Natural Gas Liquids Pipelines	4,544,013	26,036,168	—	30,580,181
Oil and Gas Royalty Trusts	10,161,360	—	—	10,161,360
Electric Generation/Services	7,836,114	1,977,500	—	9,813,614
Shipping	—	—	9,502,454	9,502,454
Oil Sands Producers	6,040,000	—	—	6,040,000
Global Infrastructure	—	4,069,270	—	4,069,270
Propane Distribution	—	3,074,152	—	3,074,152
Coal	2,188,453	—	—	2,188,453
Cash Equivalents	—	109,772	33,345	143,117
Total Investment Portfolio	$83,297,557	$90,390,568	$9,535,799	$183,223,924
2007 3rd Quarter Report     5

Key Financial Data  (Unaudited)
(dollar amounts in thousands unless otherwise indicated)
2006
Q3(1)
Total Distributions Received from Investments
Distributions received from master limited partnerships	$713
Dividends paid in stock	436
Dividends from common stock	77
Distributions received from Canadian trusts	1,541
Interest and dividend income	275
Foreign tax withheld	(232)
Total from investments	2,810
Operating Expenses Before Leverage Costs and Current Taxes
Advisory fees, net of reimbursement	316
Other operating expenses	163
479
Distributable cash flow before leverage costs and current taxes	2,331
Leverage costs(2)	732
Current income tax expense	—
Distributable Cash Flow(3)	$1,599
Dividends paid on common stock	$1,545
Dividends paid on common stock per share	0.335
Payout percentage for period(4)	96.6%
Total assets, end of period	179,510
Average total assets during period(5)	171,727
Leverage (Tortoise Notes, Preferred Stock and short-term credit facility)(6)	55,000
Leverage as a percent of total assets	30.6%
Net unrealized appreciation, end of period	13,944
Net assets, end of period	121,257
Average net assets during period(7)	115,844
Net asset value per common share	26.29
Market value per common share	23.31
Shares outstanding	4,612,640

Selected Operating Ratios(8)
As a Percent of Average Total Assets
Total distributions received from investments (net of foreign taxes withheld)	6.49%
Operating expenses before leverage costs and current taxes	1.11%
Distributable cash flow before leverage costs and current taxes	5.38%
As a Percent of Average Net Assets
Distributable cash flow(3)	5.48%
(1)   Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)   Leverage costs include interest expense, auction agent fees, interest rate swap expense and preferred dividends.
(3)   “Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on MLP distributions and the value of paid-in-kind distributions; and decreased by dividends to preferred stockholders, current taxes, and realized and unrealized gains (losses) on interest rate swap settlements.
6     Tortoise North American Energy Corp.

2006	2007
Q4(1)	Q1(1)	Q2(1)	Q3(1)
$713	$689	$689	$700
476	481	523	538
88	130	156	153
1,590	1,590	1,556	1,660
273	270	273	299
(238)	(235)	(240)	(258)
2,902	2,925	2,957	3,092

325	333	363	391
148	136	134	137
473	469	497	528
2,429	2,456	2,460	2,564
776	762	769	848
—	—	6	7
$1,653	$1,694	$1,685	$1,709

$1,569	$1,614	$1,661	$1,684
0.340	0.350	0.360	0.365
94.9%	95.3%	98.6%	98.5%
173,188	174,508	194,453	191,333
176,305	171,900	184,352	193,833
62,000	55,000	55,000	63,400
35.8%	31.5%	28.3%	33.1%
2,254	8,832	29,221	16,767
109,326	116,629	136,361	124,255
114,683	113,376	126,728	132,889
23.70	25.28	29.56	26.94
22.38	23.02	26.91	24.97
4,612,640	4,612,640	4,612,640	4,612,640

6.60%	6.90%	6.36%	6.33%
1.08%	1.11%	1.07%	1.08%
5.52%	5.79%	5.29%	5.25%

5.78%	6.06%	5.28%	5.10%
(4)   Dividends paid as a percentage of Distributable Cash Flow.
(5)   Computed by averaging month-end values within each period.
(6)   There was no outstanding balance on the short-term credit facility as of August 31, 2007.
(7)   Computed by averaging daily values for the period.
(8)   Annualized.
2007 3rd Quarter Report     7

Management’s Discussion
The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.
Overview
Tortoise North America seeks to benefit from the flow of crude oil and natural gas commodities throughout North America. Canada possesses a large supply of crude oil and natural gas while the United States is the world’s largest consumer of these energy commodities. The United States imports more crude oil and natural gas from Canada than any other country. Interconnected pipelines systems transport crude oil and natural gas between the two countries.
Tortoise North America’s investment objective is to provide a high level of total return, with an emphasis on dividend income paid to stockholders. Tortoise North America seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of publicly traded Canadian royalty trust and income trusts (collectively, RITs) and publicly traded United States master limited partnerships (MLPs) with an emphasis on the midstream and downstream North American energy sector. RITs and MLPs have been considered tax-efficient investment vehicles because they are currently not subject to taxation applicable to most corporate entities. Tortoise North America is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. serves as investment adviser.
Critical Accounting Policies
The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed below.
Investment Income. Dividends and distribution income are recorded on the ex-dividend date. Distributions received from our investments in RITs are generally comprised of ordinary income. Distributions from MLPs are generally comprised of income and return of capital. We record MLP investment income and return of capital based on estimates made at the time the distribution is received. These estimates are based on historical information available from each MLP and other industry sources. These estimates may be revised based on information received from MLPs after their tax reporting periods are concluded.
8     Tortoise North American Energy Corp.

Management’s Discussion
(Continued)
Valuation of Portfolio Investments. We primarily own securities that are listed on a securities exchange. We value those securities at their last sale price on that exchange on the valuation date. We also may invest in restricted securities, including debt and equity securities of companies. Securities that have restrictions on resale are typically valued at a discount from the public market value of the security pursuant to valuation policies established by our Board.
Determining Dividends Distributed to Stockholders
Our portfolio generates cash flow from which we pay dividends to stockholders. We pay dividends out of our distributable cash flow (“DCF”). Our Board of Directors reviews the dividend rate quarterly, and may adjust the quarterly dividend throughout the year. Our goal is to declare what we believe to be sustainable increases in our regular quarterly dividends. We have targeted to pay at least 95 percent of distributable cash flow on an annualized basis.
Determining DCF
DCF is simply distributions received from investments less our total expenses. The total distributions received from our investments includes the amount received by us as cash distributions from RITs (net of foreign taxes withheld) and MLPs, paid-in-kind distributions, and interest and dividend payments. The total expenses include current or anticipated operating expenses, total leverage expense, and current income taxes, if any. Each are summarized for you in the key financial data table on pages 4 and 5 and are discussed in more detail below.
The key financial data table discloses the calculation of DCF. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (GAAP), recognizes distribution income (and the corresponding foreign tax withheld, if any) from MLPs, RITs and common stock on their ex-dates, whereas the DCF calculation reflects distribution income (and foreign taxes) on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs are treated as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and (3) distributions received from investments in the key financial data table include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the expenses that are included in net investment income (loss) in the Statement of Operations, the DCF calculation reflects dividends to preferred stockholders and realized and unrealized gains (losses) on interest rate swap settlements as additional leverage costs.
2007 3rd Quarter Report     9

Management’s Discussion
(Continued)
Distributions Received from Investments
Our ability to generate cash is dependent on the ability of our portfolio of investments to generate cash flow from their operations. In order to maintain and grow our dividend to our stockholders, we evaluate each holding based upon its contribution to our investment income, our anticipation of its growth rate, and its risk relative to other potential investments.
Total distributions received from our investments relating to DCF for the 3rd quarter 2007 was approximately $3.1 million, representing a 10 percent increase as compared to 3rd quarter 2006 and 4.6 percent increase as compared to 2nd quarter 2007. These increases reflect the earnings from investment of the proceeds from additional leverage and distribution increases from our investments.
As disclosed in Note 14 of our Notes to Financial Statements, we have entered into a series of forward foreign currency contracts. These contracts protect the U.S. dollar value of approximately 72 percent of our expected Canadian dividends. The impact of the change in Canadian to U.S. dollar exchange rates on the U.S. value of Canadian dollar distributions we receive, is reflected in our Statement of Operations. When the actual or anticipated Canadian to U.S. dollar exchange rate above 1.131, we reflect realized or unrealized gain. We reflect a realized or unrealized loss when the actual or anticipated exchange rate is below 1.131. At August 31, 2007, the exchange rate was 1.056. Fiscal year to date through August 31, 2007, we have realized a net loss on forward foreign currency contracts of approximately $76,000.
Expenses
We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs and current taxes were an annualized 1.08 percent of average total assets for the 3rd quarter 2007 as compared to 1.11 percent for the 3rd quarter 2006 and 1.07 percent for the 2nd quarter 2007. Advisory fees increased as a result of growth in total assets.
While the contractual advisory fee of 1.00 percent of average monthly managed assets remains unchanged, the Advisor has agreed to waive an amount equal to 0.20 percent of average monthly managed assets through December 2007. The previous waiver of 0.25 percent of average monthly managed assets expired on October 31, 2006.
Leverage costs consist of four major components: (1) the direct interest expense, which will vary from period to period, as our Tortoise Notes and revolving credit line have variable rates of interest; (2) the auction agent fees, which are the marketing costs for the variable rate leverage; (3) the realized gain or loss on our swap arrangements; and (4) our preferred dividends, which also carry a variable rate dividend.
We have entered into interest rate swap agreements in an attempt to reduce a portion of the interest rate risk arising from our leveraged capital structure. As indicated in Note 13, Tortoise North America has agreed to pay U.S. Bank a fixed rate while receiving a floating rate based upon the 1 month U.S. Dollar London Interbank Offered Rate (“LIBOR”). LIBOR is the primary global benchmark or reference rate for short-term interest rates, and is intended to approximate our variable rate payment obligation. While we generally hedge the interest rate exposure associated with changes in LIBOR, we cannot hedge the spread above or below LIBOR at which the rates on our leverage reset during the auction process.
10     Tortoise North American Energy Corp.

Management’s Discussion
(Continued)
Historically, auctions for our leverage have resulted in interest rates ranging from slightly above to slightly below LIBOR. As a result of the recent sub-prime mortgage market problems and changes in how auction rate securities are accounted for by corporations, demand for our auction securities has decreased, causing interest rates to reset at levels above our historical range. While the impact to us for the 3rd quarter 2007 is relatively minor, a sustained increase in the spread of our rates to LIBOR could have a meaningful impact on our distributable cash flow. We are closely monitoring the auction rate markets and have initiated steps to reduce the impact of these increased spreads in case the auction markets and our spread to LIBOR do not revert to their historical norm.
The spread between the fixed swap rate and LIBOR rate is reflected in our Statement of Operations as a realized or unrealized gain when the LIBOR rate exceeds the fixed rate (U.S. Bank pays Tortoise North America the net difference) or a realized or unrealized loss when the fixed rate exceeds LIBOR rate (Tortoise North America pays U.S. Bank the net difference).
Total leverage costs were $848,000 in 3rd quarter 2007 as compared to $732,000 for the 3rd quarter 2006 and $769,000 for the 2nd quarter 2007. These increases reflect additional interest expense associated with utilization of our short-term line of credit. The average cost of long-term leverage outstanding, excluding the auction agent fees and net of our interest rate swap agreements, was 5.26 percent for 3rd quarter 2007 as compared to 5.21 percent for the 2nd quarter 2007. This change was due to an increase in the auction rate spread to LIBOR.
Distributable Cash Flow
For 3rd quarter 2007, our DCF was approximately $1.7 million, an increase of 6.9 percent as compared to 3rd quarter 2006 and 1.4 percent as compared to 2nd quarter 2007. These increases are the net result of changes in distributions and expenses as outlined above. We paid a dividend of $1.7 million, or 98.5 percent of DCF during the quarter. On a per share basis, the fund declared a $0.365 dividend on August 13, 2007, for an annualized run-rate of $1.46. This is an increase of 9.0 percent as compared to 3rd quarter 2006 and 1.4 percent as compared to 2nd quarter 2007.
Taxation of our Distributions
We expect that distributions paid on common shares will consist of: (i) dividend income from domestic and foreign corporations that under current law is eligible for a reduced tax rate, which we refer to as qualified dividend income; (ii) long-term capital gain (gain from the sale of a capital asset held longer than 12 months); (iii) return of capital; and (iv) investment company taxable income (other than qualified dividend income), including non-qualifying dividend or interest income, short-term capital gain, operational or other ordinary income from MLP investments, and income from certain hedging and interest rate transactions. For individuals, currently the maximum federal rate is 15 percent on qualified dividend income, 15 percent on long-term capital gain and 35 percent on investment company taxable income (other than qualified dividend income and long-term capital gain).
2007 3rd Quarter Report     11

Management’s Discussion
(Continued)
Tortoise North America is subject to certain Canadian withholding taxes, but the payment of those taxes flows-through to stockholders as a foreign tax credit to apply against their U.S. income tax payable on foreign source income, including the income of Tortoise North America attributable to RITs and other foreign investments. This foreign tax credit may be utilized to offset part or all of the U.S. federal income tax on the foreign source income.
If we elect to retain net long-term capital gains, Tortoise North America will be subject to U.S. capital gains taxes. The payment of those taxes will flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.
Detailed individual tax information will be reported to Stockholders on Form 1099 after year-end.
Liquidity and Capital Resources
Tortoise North America had total assets of $191 million at quarter end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and other receivables and any expenses that may have been prepaid. During 3rd quarter 2007, total assets decreased from $194 million to $191 million, a decrease of $3 million or 2 percent. This change was primarily the result of a decrease in unrealized appreciation of investments of approximately $12 million, offset by an increase in leverage of $8.4 million.
Total leverage outstanding at August 31, 2007 of $63 million is comprised of $40 million in auction rate senior notes rated ’Aaa’ and ’AAA’ by Moody’s Investors Service Inc. and Fitch Ratings, respectively, $15 million in money market preferred shares rated ’Aa2’ and ’AA’ by Moody’s Investors Service Inc. and Fitch Ratings, respectively, and approximately $8 million outstanding under the credit facility. Total leverage represented 33.1 percent of total assets at August 31, 2007. Our long-term target for leverage remains approximately 33 percent of total assets, although temporary increases up to 38 percent of total assets are allowed to facilitate participation in investment opportunities. In this event, we will reduce leverage to our long-term target over time by executing portfolio sales and/or an equity offering. We may continue to utilize our line of credit to make desirable investments as they become available and provide flexibility in managing our capital structure.
12     Tortoise North American Energy Corp.

Schedule of Investments (Unaudited)
	August 31, 2007
	Shares	Value
Trusts — 61.8%(1)
Canada — 61.8%(1)
Coal — 1.8%(1)
Royal Utilities Income Fund	188,600	$2,188,453
Crude/Refined Products Pipeline — 11.4%(1)
Pembina Pipeline Income Fund	899,100	14,171,662
Electric Generation/Services — 6.3%(1)
Boralex Power Income Fund	303,800	2,725,193
Innergex Power Income Fund	216,800	2,525,945
Northland Power Income Fund	219,900	2,584,976
		7,836,114
Oil and Gas Royalty Trusts — 8.2%(1)
ARC Energy Trust	177,200	3,422,476
Crescent Point Energy Trust	280,000	5,079,094
Enerplus Resources Fund	39,200	1,659,790
		10,161,360
Natural Gas Gathering/Processing — 30.9%(1)
AltaGas Income Trust	468,500	11,857,838
AltaGas Utility Group Inc.	4,685	33,727
Keyera Facilities Income Fund	870,000	14,479,398
Spectra Energy Income Fund (2)	1,329,050	11,984,992
		38,355,955
Natural Gas/Natural Gas Liquids Pipelines — 3.2%(1)
Enbridge Income Fund	408,200	4,056,094
Total Trusts (Cost $79,075,187)		76,769,638
Common Stock — 9.4%(1)
Canada — 0.4%(1)
Natural Gas/Natural Gas Liquids Pipelines — 0.4%(1)
Enbridge Inc.	5,900	198,830
TransCanada Corporation	8,300	289,089
		487,919
Republic of the Marshall Islands — 5.7%(1)
Shipping — 5.7%(1)
Seaspan Corporation	222,300	7,138,053
United States — 3.3%(1)
Global Infrastructure — 3.3%(1)
Macquarie Infrastructure Company Trust	100,600	4,069,270
Total Common Stock (Cost $9,443,265)		11,695,242
2007 3rd Quarter Report     13

Schedule of Investments  (Unaudited)
(Continued)
	August 31, 2007
	Shares	Value
Master Limited Partnerships and
Related Companies — 64.0%(1)
Republic of the Marshall Islands — 1.9%(1)
Shipping — 1.9%(1)
Teekay Offshore Partners L.P.	80,258	$2,364,401
United States — 62.1%(1)
Crude/Refined Products Pipeline — 38.7%(1)
Enbridge Energy Management, L.L.C.(3)	277,713	14,468,847
Kinder Morgan Management, LLC(3)(4)	341,044	16,417,858
Magellan Midstream Partners, L.P.	176,500	7,589,500
NuStar Energy L.P.	16,500	1,026,795
Plains All American Pipeline, L.P.	107,278	6,173,849
SemGroup Energy Partners, L.P.	21,000	630,840
TEPPCO Partners, L.P.	44,577	1,789,767
		48,097,456
Natural Gas/Natural Gas Liquids Pipelines — 20.9%(1)
Energy Transfer Partners, L.P.	134,600	7,004,584
Enterprise Products Partners L.P.	267,210	7,885,367
ONEOK Partners, L.P.	48,200	3,084,318
TC PipeLines, LP	216,951	8,061,899
		26,036,168
Propane Distribution — 2.5%(1)
Inergy, L.P.	94,386	3,074,152
Total Master Limited Partnerships and
Related Companies (Cost $61,120,779)		79,572,177

Corporate Bonds — 12.1%(1)	Principal
	Amount
Canada — 4.8%(1)
Oil Sands Producers — 4.8%(1)
OPTI Canada Inc., 7.875%, 12/15/2014(5)	$3,500,000	3,508,750
OPTI Canada Inc., 8.25%, 12/15/2014(5)	2,500,000	2,531,250
		6,040,000
United States — 7.3%(1)
Crude/Refined Products Pipeline — 5.7%(1)
SemGroup, L.P., 8.75%, 11/15/2015(5)	7,300,000	7,026,250
Electric Generation/Services — 1.6%(1)
NRG Energy, Inc., 7.25%, 2/1/2014	1,000,000	990,000
NRG Energy, Inc., 7.375%, 2/1/2016	1,000,000	987,500
		1,977,500
Total Corporate Bonds (Cost $15,391,637)		15,043,750
14     Tortoise North American Energy Corp.

Schedule of Investments  (Unaudited)
(Continued)
	August 31, 2007
	Shares	Value
Short-Term Investments — 0.1%(1)
Ireland — 0.0%(1)
Fidelity Institutional Cash Fund PLC, 4.48%(6)(7)	35,202	$33,345
United States — 0.1%(1)
First American Government Obligations Fund — Class Y, 4.91%(6)	109,772	109,772
Total Short-Term Investments (Cost $142,517)		143,117
Total Investments — 147.4%(1)
(Cost $165,173,385)		183,223,924
Auction Rate Senior Notes — (32.2%)(1)		(40,000,000)
Interest Rate Swap Contracts — (0.3%)(1)
$55,000,000 notional — Unrealized Depreciation, Net (8)		(370,975)
Forward Foreign Currency Contracts — (0.7%)(1)
Canadian Dollar Currency Contracts— Unrealized Depreciation(9)		(914,185)
Other Assets and Liabilities — (2.1%)(1)		(2,683,553)
Preferred Shares at Redemption Value — (12.1%)(1)		(15,000,000)
Total Net Assets Applicable to Common
Stockholders — 100.0%(1)		$124,255,211
(1)   Calculated as a percentage of net assets applicable to common stockholders.
(2)   Affiliated investment; the Company owns 5% or more of the outstanding voting securities of the issuer. See Note 9 to the financial statements for further disclosure.
(3)   Security distributions are paid-in-kind.
(4)   All or a portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts and forward foreign currency contracts.
(5)   Security is deemed to be restricted; see Note 8 to the financial statements for further disclosure.
(6)   Rate reported is the current yield as of August 31, 2007.
(7)   Value of shares denominated in Canadian dollars.
(8)   See Note 13 to the financial statements for further disclosure.
(9)   See Note 14 to the financial statements for further disclosure.
See Accompanying Notes to the Financial Statements.
2007 3rd Quarter Report     15

Statement of Assets & Liabilities (Unaudited)
August 31, 2007
Assets
Investments at value, non-affiliated (cost $153,221,567)	$171,238,932
Investments at value, affiliated (cost $11,951,818)	11,984,992
Total investments (cost $165,173,385)	183,223,924
Foreign currency at value (cost $59,595)	59,609
Receivable for Adviser reimbursement	65,917
Receivable for investments sold	6,549,962
Interest and dividend receivable	764,448
Prepaid expenses and other assets	669,333
Total assets	191,333,193
Liabilities
Payable to Adviser	329,585
Dividend payable on common shares	1,683,614
Dividend payable on preferred shares	51,791
Short-term borrowings	8,400,000
Accrued expenses and other liabilities	327,832
Unrealized depreciation of interest rate swap contracts, net	370,975
Unrealized depreciation of forward foreign currency contracts	914,185
Auction rate senior notes payable Series A, due April 3, 2046	40,000,000
Total liabilities	52,077,982
Preferred Shares
$25,000 liquidation value per share applicable to 600 outstanding
shares (800 shares authorized)	15,000,000
Net assets applicable to common stockholders	$124,255,211
Net Assets Applicable to Common Stockholders Consist of
Capital stock, $0.001 par value; 4,612,640 shares issued and
outstanding (100,000,000 shares authorized)	$4,613
Additional paid-in capital	103,817,733
Accumulated net investment income	—
Undistributed net realized gain on investments, foreign currency
transactions and interest rate swap contracts	3,666,071
Net unrealized appreciation of investments, interest rate swap contracts, foreign currency, forward foreign currency contracts and translation
of other assets and liabilities denominated in foreign currency	16,766,794
Net assets applicable to common stockholders	$124,255,211
Net Asset Value per common share outstanding (net assets applicable
to common shares, divided by common shares outstanding)	$26.94
See Accompanying Notes to the Financial Statements.
16     Tortoise North American Energy Corp.

Statement of Operations (Unaudited)
Period from December 1, 2006 through August 31, 2007
Investment Income
Distributions received from master limited partnerships	$2,077,763
Less return of capital on distributions	(1,861,284)
Net distributions from master limited partnerships	216,479
Dividend income from Canadian trusts (including $735,534 from affiliate)	4,927,386
Dividends from common stock	404,601
Dividends from money market mutual funds	65,830
Interest income	776,592
Less foreign tax withheld (including $110,330 from affiliate)	(739,107)
Total Investment Income	5,651,781
Expenses
Advisory fees	1,358,690
Professional fees	124,045
Administration fees	76,182
Directors’ fees	68,044
Reports to stockholders	40,184
Registration fees	37,135
Custodian fees and expenses	20,020
Stock transfer agent fees	9,358
Other expenses	32,395
Total Expenses before Interest, Auction Agent and Debt Issuance Costs	1,766,053
Interest expense	1,689,201
Auction agent fees	121,935
Amortization of debt issuance costs	12,297
Total Interest, Auction Agent and Debt Issuance Costs	1,823,433
Total Expenses	3,589,486
Less expense reimbursement by Adviser	(271,638)
Net Expenses	3,317,848
Net Investment Income, before Current Tax Expense	2,333,933
Current tax expense	(13,036)
Net Investment Income	2,320,897
2007 3rd Quarter Report     17

Statement of Operations  (Unaudited)
(Continued)
Period from December 1, 2006 through August 31, 2007
Realized and Unrealized Gain (Loss) on Investments, Interest Rate
Swaps and Foreign Currency Transactions
Net realized gain on investments	$3,712,460
Net realized gain on interest rate swap settlements	50,989
Net realized loss on forward foreign currency contracts	(76,443)
Net realized loss on other foreign currency transactions	(20,935)
Net realized gain on investments, interest rate swap settlements
and foreign currency transactions	3,666,071
Net unrealized appreciation of investments	14,538,034
Net unrealized depreciation of foreign currency, forward foreign currency contracts and translation of other assets and liabilities
denominated in foreign currency	(787,717)
Net unrealized appreciation of interest rate swap contracts	762,757
Net unrealized appreciation	14,513,074
Net Realized and Unrealized Gain (Loss) on Investments, Interest Rate
Swaps and Foreign Currency Transactions	18,179,145
Dividends to Preferred Stockholders	(612,479)
Net Increase in Net Assets Applicable to Common Stockholders
Resulting from Operations	$19,887,563
See Accompanying Notes to the Financial Statements.
18     Tortoise North American Energy Corp.

Statement of Changes in Net Assets
	Period from December 1, 2006 through August 31, 2007	Year Ended November 30, 2006
	(Unaudited)
Operations
Net investment income	$2,320,897	$2,811,979
Net realized gain on investments, foreign currency
transactions and interest rate swap settlements	3,666,071	1,462,181
Net unrealized appreciation of investments, foreign
currency, forward foreign currency contracts, translation
of other assets and liabilities denominated in foreign
currency and interest rate swap contracts	14,513,074	1,061,691
Dividends to preferred stockholders	(612,479)	(311,382)
Net increase in net assets applicable to
common stockholders resulting from operations	19,887,563	5,024,469
Dividends and Distributions to Common Stockholders
Net investment income	(1,950,364)	(3,193,658)
Net realized gain	—	(548,670)
Return of capital	(3,008,224)	(2,092,662)
Total dividends and distributions to common stockholders	(4,958,588)	(5,834,990)
Capital Stock Transactions
Underwriting discounts and offering expenses
associated with the issuance of common stock	—	(7,187)
Underwriting discounts and offering expenses
associated with the issuance of preferred stock	—	(307,462)
Net decrease in net assets applicable to common
stockholders from capital stock transactions	—	(314,649)
Total increase (decrease) in net assets applicable to
common stockholders	14,928,975	(1,125,170)
Net Assets
Beginning of period	109,326,236	110,451,406
End of period	$124,255,211	$109,326,236
Accumulated net investment income, at end of period	$—	$241,946
See Accompanying Notes to the Financial Statements.
2007 3rd Quarter Report     19

Statement of Cash Flows (Unaudited)
Period from December 1, 2006 through August 31, 2007
Cash Flows from Operating Activities
Purchases of long-term investments	$(27,494,854)
Proceeds from sales of long-term investments	13,521,689
Proceeds from sales or maturity of short-term investments, net	12,409,039
Distributions received from master limited partnerships	2,077,763
Dividend income from Canadian trusts	4,149,678
Interest and dividend income received	1,083,582
Interest paid on securities purchased	(1,375)
Proceeds from sales of foreign currency, net	4,067
Proceeds from interest rate swap settlements	50,989
Interest expense paid	(1,791,339)
Income taxes paid	(15,471)
Operating expenses paid	(1,460,728)
Net cash provided by operating activities	2,533,040
Cash Flows from Financing Activities
Dividends paid to common stockholders	(3,274,974)
Dividends paid to preferred stockholders	(560,688)
Advances from revolving line of credit	14,500,000
Repayments on revolving line of credit	(13,100,000)
Net cash used in financing activities	(2,435,662)
Net increase in cash	97,378
Effect of exchange gains (losses) on cash	(97,378)
Cash — beginning of period	—
Cash — end of period	$—
20     Tortoise North American Energy Corp.

Statement of Cash Flows  (Unaudited)
(Continued)
Period from December 1, 2006 through August 31, 2007
Reconciliation of net increase in net assets applicable to
common stockholders resulting from operations to net
cash provided by operating activities
Net increase in net assets applicable to common stockholders
resulting from operations	$19,887,563
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities
Purchases of long-term investments	(27,494,854)
Return of capital on distributions received	1,861,284
Proceeds from sales or maturity of short-term investments, net	12,409,039
Proceeds from sales of long-term investments	20,071,651
Net unrealized appreciation of investments and interest rate
swap contracts	(15,300,791)
Net unrealized depreciation of foreign currency, forward foreign exchange contracts and translation of assets and liabilities
denominated in foreign currency	787,717
Net realized gain on sales and maturities of investments and
foreign currency transactions	(3,615,082)
Amortization of market premium, net	814
Amortization of debt issuance costs	12,297
Dividends to preferred stockholders	612,479
Changes in operating assets and liabilities:
Decrease in foreign currency	4,067
Increase in receivable for investments sold	(6,549,962)
Increase in interest and dividend receivable	(204,156)
Increase in prepaid expenses and other assets	(10,322)
Decrease in current tax liability	(1,225)
Increase in payable to Adviser, net of reimbursement	45,634
Increase in accrued expenses and other liabilities	16,887
Total adjustments	(17,354,523)
Net cash provided by operating activities	$2,533,040
See Accompanying Notes to the Financial Statements.
2007 3rd Quarter Report     21

Financial Highlights
Period from December 1, 2006 through August 31, 2007
(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$23.70
Public Offering Price	—
Underwriting discounts and offering expenses
on initial public offering	—
Underwriting discounts and offering expenses
on issuance of preferred stock	—
Income from Investment Operations:
Net investment income(3)	0.50
Net realized and unrealized gain on investments(3)	3.95
Total increase from investment operations	4.45
Less Dividends to Preferred Stockholders:
Net investment income	(0.13)
Total dividends to preferred stockholders	(0.13)
Less Dividends to Common Stockholders:
Net investment income	(0.43)
Net realized gain	—
Return of capital	(0.65)
Total dividends to common stockholders	(1.08)
Net Asset Value, end of period	$26.94
Per common share market value, end of period	$24.97
Total Investment Return Based on Market Value(4)	16.32%
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$124,255
Ratio of expenses (including current income tax expense)
to average net assets before waiver(5)(6)(7)	3.86%
Ratio of expenses (including current income tax expense)
to average net assets after waiver(5)(6)(7)	3.57%
Ratio of expenses (excluding current income tax expense)
to average net assets before waiver(5)(7)(8)	3.85%
Ratio of expenses (excluding current income tax expense)
to average net assets after waiver(5)(7)(8)	3.56%
Ratio of net investment income (including current income tax expense)
to average net assets before waiver(5)(6)(7)	2.20%
Ratio of net investment income (including current income tax expense)
to average net assets after waiver(5)(6)(7)	2.49%
Ratio of net investment income (excluding current income tax expense)
to average net assets before waiver(5)(7)(8)	2.21%
22     Tortoise North American Energy Corp.

Year Ended November 30, 2006	Period from October 31, 2005(1) through November 30, 2005

$23.95	$—
—	25.00

—	(1.31)

(0.07)	—

0.61	0.02
0.55	0.24
1.09	0.26

(0.07)	—
(0.07)	—

(0.69)	—
(0.12)	—
(0.46)	—
(1.27)	—
$23.70	$23.95
$22.38	$25.00
(5.39)%	0.00%

$109,326	$110,451

3.41%	2.02%

3.09%	1.77%

3.40%	2.02%

3.08%	1.77%

2.14%	0.75%

2.46%	1.00%

2.15%	0.75%
2007 3rd Quarter Report     23

Financial Highlights
(Continued)
Period from December 1, 2006 through August 31, 2007
(Unaudited)
Ratio of net investment income (excluding current income tax expense)
to average net assets after waiver(5)(7)(8)	2.50%
Portfolio turnover rate(5)	15.02%
Total Auction Rate Senior Notes, end of period (000’s)	$40,000
Tortoise Preferred Shares, end of period (000’s)	$15,000
Per common share amount of auction rate senior notes outstanding
at end of period	$8.67
Per common share amount of net assets, excluding auction rate
senior notes, at end of period	$35.61
Asset coverage, per $1,000 of principal amount of auction rate
senior notes and short-term borrowings(9)	$3,877
Asset coverage ratio of auction rate senior notes and short-term borrowings(9)	388%
Asset coverage, per $25,000 liquidation value per share of preferred shares(10)	$232,092
Asset coverage, per $25,000 liquidation value per share of preferred shares(11)	$73,997
Asset coverage ratio of preferred shares(11)	296%
(1)   Commencement of Operations.
(2)   Information presented relates to a share of common stock outstanding for the entire period.
(3)   The per common share data for the period ended November 30, 2006 and the period from October 31, 2005 through November 30, 2005, do not reflect the change in estimate of investment income and return of capital, for the respective period. See Note 2F to the financial statements for further disclosure.
(4)   Not annualized. Total investment return is calculated assuming a purchase of common stock at the beginning of period (or initial public offering price)   and a sale at the closing price on the last day of the period reported (excluding broker commissions). The calculation also assumes reinvestment of dividends at actual prices pursuant to the Company’s dividend reinvestment plan.
(5)   Annualized for periods less than one full year.
(6)   The Company accrued $13,036, $13,225 and $0 for the period ended August 31, 2007, the year ended November 30, 2006, and the period from October 31, 2005 through November 30, 2005, respectively, for income and excise tax expense.
24     Tortoise North American Energy Corp.

Year Ended November 30, 2006	Period from October 31, 2005(1) through November 30, 2005

2.47%	1.00%
12.01%	0.00%
$40,000	—
$15,000	—

$8.67	—

$32.37	—

$3,645	—
365%	—
$210,979	—
$69,083	—
276%	—
(7)   The expense ratios and net investment income ratios do not reflect the effect of dividend payments to preferred stockholders.
(8)   The ratio excludes the impact of current income taxes.
(9)   Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes, short-term borrowings and preferred shares at the end of the period divided by auction rate senior notes and short-term borrowings outstanding at the end of the period.
(10) Represents value of total assets less all liabilities and indebtedness not represented by preferred shares at the end of the period divided by the number of preferred shares outstanding at the end of the period, assuming the retirement of all auction rate senior notes and short-term borrowings.
(11) Represents value of total assets less all liabilities and indebtedness not represented by auction rate senior notes, short-term borrowings and preferred shares at the end of the period divided by auction rate senior notes, short-term borrowings and preferred shares outstanding at the end of the period.
See Accompanying Notes to the Financial Statements.
2007 3rd Quarter Report     25

Notes to Financial Statements (Unaudited)
August 31, 2007
1. Organization
Tortoise North American Energy Corporation (the “Company”) was organized as a Maryland corporation on January 13, 2005, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to seek a high level of total return with an emphasis on dividend income paid to stockholders. The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of publicly traded Canadian royalty trusts and income trusts (collectively, “RITs”) and publicly traded U.S. master limited partnerships (“MLPs”), with an emphasis on the midstream and downstream North American energy sector. The Company commenced operations on October 31, 2005. The Company’s shares are listed on the New York Stock Exchange under the symbol “TYN.”
2. Significant Accounting Policies
A. Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.
B. Investment Valuation
The Company primarily owns securities that are listed on a securities exchange. The Company values those securities at their last sale price on that exchange on the valuation date. If the security is listed on more than one exchange, the Company will use the price of the exchange that it generally considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security will be valued at the mean between bid and ask price on such day.
The Company may invest up to 50 percent of its total assets in restricted securities. Restricted securities may be subject to statutory and contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, securities with similar yields, quality, type of issue, coupon, duration and rating.
The Company generally values short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.
26     Tortoise North American Energy Corp.

Notes to Financial Statements (Unaudited)
(Continued)
The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.
C. Foreign Currency Translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis:
(1)  market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date; and
(2)  purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions.
The Company does not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.
D. Forward Foreign Currency Contracts
The Company may enter into forward foreign currency contracts as hedges related to specific transactions. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded in the Statement of Operations. The Company recognizes realized gains or losses at the time forward contracts are extinguished.
E. Foreign Withholding Taxes
The Company may be subject to taxes imposed by countries in which it invests with respect to its investment in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Company accrues such taxes when the related income is earned.
F. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividends and distribution income are recorded on the ex-dividend date. Distributions received from the Company’s investments in RITs are generally comprised of ordinary income. Distributions from MLPs are generally comprised of income and return of capital. The Company records MLP investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.
2007 3rd Quarter Report     27

Notes to Financial Statements (Unaudited)
(Continued)
For the period from December 1, 2005 through November 30, 2006, the Company estimated the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For this period, the Company had estimated approximately 13 percent as investment income and approximately 87 percent as return of capital.
Subsequent to November 30, 2006, the Company reclassified the amount of investment income and return of capital it recognized based on the 2006 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in pre-tax net investment income of approximately $51,800 or $0.011 per share, an increase of approximately $36,300 or $0.008 per share in unrealized appreciation of investments, and an increase in realized gains of approximately $15,500 or $0.003 per share for the period from December 1, 2006 through August 31, 2007.
Subsequent to the period ended February 28, 2007, the Company reclassified the amount of investment income and return of capital reported in the current fiscal year based on their revised 2007 estimates. This reclassification amounted to a decrease in pre-tax net investment income of approximately $17,800 or $0.0039 per share, a decrease of approximately $1,500 or $0.0003 per share in unrealized appreciation of investments, and an increase in realized gains of approximately $19,300 or $0.0042 per share.
G. Dividends to Stockholders
Dividends to common stockholders are recorded on the ex-dividend date. The Company intends to make regular quarterly cash distributions of all or a portion of its investment company taxable income to common stockholders. Investment company taxable income includes, among other items, dividends, interest and the excess of any net short-term capital gain over long-term capital loss, reduced by deductible expenses. The character of dividends to stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Dividends paid to stockholders in excess of investment company taxable income and net realized capital gains will be treated as a return of capital to the stockholders. For the year ended November 30, 2006, the Company’s dividends, for tax purposes, were comprised of 58 percent ordinary income (95 percent of which is qualified dividend income), 6 percent long-term capital gain and 36 percent return of capital. The tax character of dividends paid for the year ended November 30, 2007 will be determined subsequent to year end.
Dividends to preferred stockholders are based on variable rates set at auctions, normally held every 28 days unless a special rate period is designated. Dividends on preferred shares are accrued on a daily basis for the subsequent 28-day period at a rate as determined on the auction date. Dividends on preferred shares are payable every 28 days, on the first day following the end of the dividend period. The character of dividends to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. The tax character of dividends paid for the year ended November 30, 2007 will be determined subsequent to year end.
28     Tortoise North American Energy Corp.

Notes to Financial Statements (Unaudited)
(Continued)
H. Federal Income Taxation
The Company qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests primarily in MLPs, which generally are treated as partnerships for federal income tax purposes, and RITs, which generally are treated as corporations for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.
The Company generally incurs a 15 percent Canadian withholding tax with respect to distributions from a RIT. If more than 50 percent of the value of the Company’s assets at the close of the taxable year consists of stock or securities in foreign corporations and certain other requirements are met, the Company may elect to pass through to its stockholders the Canadian withholding tax paid as a foreign tax credit. The use of foreign tax credits is subject to numerous limitations that are applied to each individual taxpayer claiming the foreign tax credit.
I. Organization Expenses, Offering and Debt Issuance Costs
The Company is responsible for paying all organizational expenses and offering costs. Offering costs related to the issuance of common and preferred stock are charged to additional paid-in capital when the shares are issued. Debt issuance costs related to the auction rate senior notes are capitalized and amortized over the period the notes are outstanding.
J. Derivative Financial Instruments
The Company uses derivative financial instruments (principally interest rate swap and forward foreign currency contracts) to manage interest rate and currency risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Cash settlements under the terms of the interest rate swap agreements and forward foreign currency contracts are recorded as realized gains or losses in the Statement of Operations.
2007 3rd Quarter Report     29

Notes to Financial Statements (Unaudited)
(Continued)
K. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
L. Recent Accounting Pronouncements
In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. At this time, the Company is evaluating the implications of FIN 48 and whether it will have any impact on the Company’s financial statements.
In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS No. 157 is effective for the Company beginning December 1, 2007. The changes to current U.S. generally accepted accounting principles from the application of this statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The Company has recently begun to evaluate the application of the statement, and is not in a position at this time to evaluate the significance of its impact, if any, on the Company’s financial statements.
30     Tortoise North American Energy Corp.

Notes to Financial Statements (Unaudited)
(Continued)
3. Concentration of Risk
The Company’s investment objective is to seek a high level of total return with an emphasis on dividend income paid to stockholders. Under normal conditions, the Company will invest at least 80 percent of its total assets (including assets obtained through leverage) in equity securities of companies in the energy sector with their primary operations in North America (“Energy Companies”). Energy Companies include companies that derive more than 50 percent of their revenues from transporting, processing, storing, distributing or marketing natural gas, natural gas liquids, electricity, coal, crude oil or refined petroleum products, or exploring, developing, managing or producing such commodities. The Company intends to invest at least 50 percent of its total assets in RITs and no more than 25 percent of its total assets in equity securities of MLPs. The Company may invest up to 50 percent of its total assets in restricted securities. As of August 31, 2007, the market value of investments in Canadian, United States and other foreign issuers were $83,297,557 (67.0 percent of net assets), $90,390,568 (72.7 percent of net assets) and $9,535,799 (7.7 percent of net assets), respectively.
4. Agreements
The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 1.00 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus the sum of accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred shares, if any) (“Managed Assets”), in exchange for the investment advisory services provided. Effective November 1, 2006 through December 31, 2007, the Adviser has contractually agreed to waive or reimburse the Company for fees and expenses in an amount equal to an annual rate of 0.20 percent of the Company’s average monthly Managed Assets.
The Company has engaged SEI Investments Global Funds Services to serve as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.05 percent of the first $500,000,000 of the Company’s Managed Assets and 0.04 percent on the balance of the Company’s Managed Assets, subject to a minimum annual fee of $100,000.
U.S. Bank, N.A. serves as custodian of the Company’s cash and investment securities. The Company pays the custodian an annual fee of 0.004 percent of the average daily market value of the Company’s domestic assets, and 0.015 percent of the average daily market value of the Company’s Canadian Dollar-denominated assets.
Computershare Trust Company, N.A. serves as the Company’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.
2007 3rd Quarter Report     31

Notes to Financial Statements (Unaudited)
(Continued)
5. Income Taxes
It is the Company’s intent to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements; however, the Company has appropriately accrued for foreign taxes on certain foreign sourced income.
The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and additional paid-in-capital.
As of November 30, 2006, the components of distributable earnings on a tax basis were as follows:
Unrealized appreciation	$2,693,122
Other temporary differences	(197,456)
Distributable earnings	$2,495,666
For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. There were no capital loss carryforwards as of November 30, 2006.
As of August 31, 2007, the aggregate cost of securities for federal income tax purposes was $163,477,222. At August 31, 2007, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $23,897,219, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $4,150,517 and the net unrealized appreciation was $19,746,702.
6. Investment Transactions
For the period ended August 31, 2007, the Company purchased (at cost) and sold securities (at proceeds) in the amount of $27,494,854 and $20,071,651 (excluding short-term and government securities), respectively.
32     Tortoise North American Energy Corp.

Notes to Financial Statements (Unaudited)
(Continued)
7. Common Stock
The Company has 100,000,000 shares of capital stock authorized and 4,612,640 shares outstanding at August 31, 2007 and November 30, 2006.
8. Restricted Securities
Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors and more fully described in Note 2. The table below shows the principal amount, acquisition dates, acquisition cost and percent of net assets which the securities comprise.
Company	Security	Principal Amount	Acquisition Dates	Acquisition Cost	Percent of Net Assets
OPTI Canada, Inc.	Corporate Bond	$3,500,000	06/25/07	$3,500,000	2.8%
OPTI Canada, Inc.	Corporate Bond	2,500,000	12/08/06-12/14/06	2,533,250	2.0
SemGroup, L.P.	Corporate Bond	7,300,000	11/04/05-02/21/06	7,370,290	5.7
				$13,403,540	10.5%
9. Investment in Affiliate
Investments representing 5 percent or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate market value of the affiliated security held by the Company as of August 31, 2007 amounted to $11,984,992, representing 9.6 percent of net assets applicable to common stockholders. A summary of affiliated transactions for the company which was an affiliate at August 31, 2007 or during the period from December 1, 2006 through August 31, 2007, is as follows:
						August 31, 2007
	Share Balance 11/30/06	Gross Additions	Gross Deductions	Realized Gain (Loss)	Dividend Income	Share Balance	Market Value
Spectra Energy
Income Fund(1)	1,297,550	$ 288,330	$ —	$ —	$ 735,534(2)	1,329,050	$ 11,984,992
(1)   Formerly Duke Energy Income Fund
(2)   Gross dividend received.
2007 3rd Quarter Report     33

Notes to Financial Statements (Unaudited)
(Continued)
10. Credit Facilities
On August 29, 2006, the Company entered into a $15,000,000 revolving unsecured committed credit facility, maturing August 29, 2007, with U.S. Bank, N.A. The credit facility had a variable annual interest rate equal to the one-month LIBOR rate plus 0.75 percent. Proceeds from the credit facility were used to execute the Company’s investment objective.
On April 25, 2007, the Company entered into a new $15,000,000 revolving unsecured committed credit facility, maturing March 21, 2008, with U.S. Bank, N.A. as a lender, agent and lead arranger, and Bank of Oklahoma, N.A. The new credit facility replaces the previous credit facility. The credit facility has a variable annual interest rate equal to the one-month LIBOR rate plus 0.75 percent.
The average principal balance and interest rate for the period during which the credit facilities were utilized was approximately $6,900,000 and 6.15 percent, respectively. At August 31, 2007, the Company had $8,400,000 outstanding on the credit facility at an interest rate of 6.47%.
11. Auction Rate Senior Notes
The Company has issued $40,000,000 aggregate principal amount of auction rate senior notes Series A (the “Notes”). The Notes were issued in denominations of $25,000. The principal amount of the Notes will be due and payable on April 3, 2046. At August 31, 2007, fair value of the Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market.
Holders of the Notes are entitled to receive cash interest payments at an annual rate that may vary for each rate period. The interest rate as of August 31, 2007 was 6.25 percent. The weighted average interest rate for the period ended August 31, 2007 was 5.54 percent. These rates include the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25 percent which are included in auction agent fees in the accompanying Statement of Operations. For each subsequent rate period, the interest rate will be determined by an auction conducted in accordance with the procedures described in the Notes’ prospectus. Generally, the rate period will be 28 days; however, the Company may designate a different rate period. The Notes are not listed on any exchange or automated quotation system.
The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure in a timely manner a deficiency as stated in the rating agency guidelines applicable to the Notes.
34     Tortoise North American Energy Corp.

Notes to Financial Statements (Unaudited)
(Continued)
The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all the Company’s outstanding common stock and any outstanding preferred stock, including any Money Market Preferred Shares; (2) on a parity with any unsecured creditors and any unsecured senior securities representing indebtedness of the Company, including additional series of Tortoise Notes; and (3) junior to any secured creditors of the Company.
12. Preferred Shares
The Company has 800 authorized Money Market Preferred (“MMP”) Shares, of which 600 shares are currently outstanding. The MMP Shares have rights determined by the Board of Directors. The MMP Shares have a liquidation value of $25,000 per share plus any accumulated, but unpaid dividends, whether or not declared. At August 31, 2007, fair value of the MMP Shares approximates the carrying amount because the dividend rate fluctuates with changes in interest rates available in the current market.
Holders of the MMP Shares are entitled to receive cash dividend payments at an annual rate that may vary for each rate period. The dividend rate for MMP Shares as of August 31, 2007, was 5.90 percent. The weighted average dividend rate for MMP Shares for the period ended August 31, 2007, was 5.61 percent. These rates include the applicable rate based on the latest results of the auction, plus commissions paid to the auction agent in the amount of 0.25 percent which are included in auction agent fees in the accompanying Statement of Operations. Generally, the rate period will be 28 days; however, the Company may designate a different rate period. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MMP Shares would be less than 200 percent.
The MMP Shares are redeemable in certain circumstances at the option of the Company. The MMP Shares are also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio required by law, or fails to cure a deficiency in a timely manner as stated in the rating agency guidelines.
The holders of MMP Shares have voting rights equal to the holders of common stock (one vote per share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock.
2007 3rd Quarter Report     35

Notes to Financial Statements (Unaudited)
(Continued)
13. Interest Rate Swap Contracts
The Company has entered into interest rate swap contracts to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Company’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the Company failing to maintain a required 300 percent and 200 percent asset coverage of the liquidation value of the outstanding auction rate senior notes and MMP shares, respectively, or if the Company loses its credit rating on its auction rate senior notes or MMP Shares, then the Company could be required to make a termination payment, in addition to redeeming all or some of the auction rate senior notes and MMP Shares. Details of the interest rate swap contracts outstanding as of August 31, 2007, are as follows:
Counterparty	Maturity Date	Notional Amount	Fixed Rate Paid by the Company	Floating Rate Received by the Company	Unrealized Appreciation (Depreciation)
U.S. Bank, N.A.	04/17/10	$20,000,000	5.150%	1 Month U.S. Dollar LIBOR	$(189,497)
U.S. Bank, N.A.	01/02/13	10,000,000	5.250%	1 Month U.S. Dollar LIBOR	(177,190)
U.S. Bank, N.A.	03/10/16	10,000,000	5.205%	1 Month U.S. Dollar LIBOR	(112,618)
U.S. Bank, N.A.	12/23/18	15,000,000	5.065%	1 Month U.S. Dollar LIBOR	108,330
		$55,000,000			$(370,975)
The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swaps contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contract, as no collateral is pledged by the counterparty.
36     Tortoise North American Energy Corp.

Notes to Financial Statements (Unaudited)
(Continued)
14. Forward Foreign Currency Contracts
The Company has entered into forward foreign currency contracts to protect the value of income received from investments denominated in foreign currency against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contracts will fluctuate with changes in currency exchange rates. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. Dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Details of the forward foreign currency contracts outstanding as of August 31, 2007, are as follows:
Maturity Date	Currency To Receive		Currency To Deliver		Unrealized Depreciation
11/21/07	USD	994,695	CAD	1,125,000	$(71,454)
02/21/08	USD	994,695	CAD	1,125,000	(71,250)
05/21/08	USD	994,695	CAD	1,125,000	(70,781)
08/21/08	USD	994,695	CAD	1,125,000	(70,015)
11/21/08	USD	994,695	CAD	1,125,000	(68,701)
02/20/09	USD	994,695	CAD	1,125,000	(67,245)
05/21/09	USD	994,695	CAD	1,125,000	(65,927)
08/21/09	USD	994,695	CAD	1,125,000	(64,626)
11/20/09	USD	994,695	CAD	1,125,000	(63,367)
02/19/10	USD	994,695	CAD	1,125,000	(61,520)
05/21/10	USD	994,695	CAD	1,125,000	(60,942)
08/20/10	USD	994,695	CAD	1,125,000	(59,774)
11/19/10	USD	994,695	CAD	1,125,000	(59,401)
02/21/11	USD	994,695	CAD	1,125,000	(59,182)
					$(914,185)
CAD – Canadian Dollar
USD – U.S. Dollar
15. Subsequent Event
On September 4, 2007, the Company paid a dividend in the amount of $0.365 per share, for a total of $1,683,614. Of this total, the dividend reinvestment amounted to $249,675.
2007 3rd Quarter Report     37

Additional Information  (Unaudited)
Director and Officer Compensation
The Company does not compensate any of its directors who are interested persons nor any of its officers. For the period ended August 31, 2007, the aggregate compensation paid by the Company to the independent directors was $61,000. The Company did not pay any special compensation to any of its directors or officers.
Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect Tortoise North American Energy Corporation’s (the “Company”) actual results are the performance of the portfolio of stocks held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.
Proxy Voting Policies
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities for the period from commencement of operations through June 30, 2006 is available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331; and (ii) on the SEC’s Web site at www.sec.gov.
Form N-Q
The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q and statement of additional information are available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.
The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.
38     Tortoise North American Energy Corp.

Additional Information (Unaudited)
(Continued)
Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331.
Certifications
The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.
The Company has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.
Privacy Policy
In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.
We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.
To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.
2007 3rd Quarter Report     39

40     Tortoise North American Energy Corp.

Office of the Company and
of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
10801 Mastin Boulevard, Suite 222
Overland Park, Kan. 66210
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com
Managing Directors of
Tortoise Capital Advisors, L.L.C.
H. Kevin Birzer
Zachary A. Hamel
Kenneth P. Malvey
Terry Matlack
David J. Schulte
Board of Directors of
Tortoise North American Energy Corp.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.
Terry Matlack
Tortoise Capital Advisors, L.L.C.
Conrad S. Ciccotello
Independent
John R. Graham
Independent
Charles E. Heath
Independent

ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pa. 19456
CUSTODIAN
U.S. Bank, N.A.
Two Liberty Place
50 S. 16th Street, Suite 2000
Mail Station: EX-PA-WBSP
Philadelphia, Pa. 19102
TRANSFER, DIVIDEND DISBURSING
AND REINVESTMENT AGENT
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, R.I. 02940-3078
(312) 588-4990
www.computershare.com
LEGAL COUNSEL
Blackwell Sanders LLP
4801 Main St.
Kansas City, Mo. 64112
INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com
STOCK SYMBOL
Listed NYSE Symbol: TYN
This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Public Investment Companies
Name	Ticker/ Inception Date	Targeted Investments	Investor Suitability	Investment Restrictions	Total Assets as of 8/31/07 ($ in millions)
Tortoise North America	TYN Oct. 2005	Canadian and U.S. Energy Infrastructure	Taxable Accounts	50% Restricted Securities Diversified to Meet RIC Requirements	$191
Tortoise Energy	TYG Feb. 2004	U.S. Energy Infrastructure	Retirement Accounts Pension Plans Taxable Accounts	30% Restricted Securities 10% Issuer-Limited	$1,333
Tortoise Capital	TYY May 2005	U.S. Energy Infrastructure	Retirement Accounts Pension Plans Taxable Accounts	50% Restricted Securities 15% Issuer-Limited	$935
Tortoise Capital Resources	TTO Dec. 2005 (Feb. 2007 – IPO)	U.S. Energy Infrastructure Private and Micro Cap Public Companies	Retirement Accounts Pension Plans Taxable Accounts	30% Publicly-Traded Securities	$155

...Steady Wins™
Tortoise Capital Advisors, L.L.C.
Investment Adviser to
Tortoise North American Energy Corp.
10801 Mastin Blvd., Suite 222 • Overland Park, Kan. 66210 • (913) 981-1020 • (913) 981-1021 (fax)
www.tortoiseadvisors.com